UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 25, 2005

                             Sharps Compliance Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-22390               74-2657168
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                9350 Kirby Drive, Suite 300, Houston, Texas 77054
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 432-0300

                                       NA
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition

On October 25, 2005, the Company announced its results of operations for the quarter ended September 30, 2005. A copy of the earnings release is attached as
Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of October 25, 2005 and may change thereafter.


Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits


(a) Financial Information Not applicable.

(b) Pro Forma Financial Information Not applicable.

(c) Exhibits

Exhibit Description
    99.1             Press Release, dated October 25, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SHARPS COMPLIANCE CORP.

DATE: OCTOBER 25, 2005   By:          /s/  DAVID P. TUSA
                                      -------------------------------------
                                      Name:  David P. Tusa
                                      Title: Executive Vice President
                                      Chief Financial Officer & Business
                                      Development

                                INDEX TO EXHIBITS


Exhibit
Number                 Description
------                 -----------
99.1    Press Release, dated October 25, 2005